July 21, 2009

RIGEL U.S. EQUITY
SMALL-MID CAP GROWTH FUND

A series of Advisors Series Trust

Supplement to the Prospectus dated January 28, 2009,
and Statement of Additional Information (“SAI”)
dated January 28, 2009

Rigel Capital, LLC (the “Advisor”), the investment advisor to the Rigel U.S. Equity Small-Mid Cap Growth Fund (the “Fund”), and the Board of Trustees (the “Board”) of Advisors Series Trust, have determined that given the Fund’s small size and limited prospects for future growth, the Fund is not likely to reach sufficient size to become economically viable in the foreseeable future.  The Advisor has therefore recommended, and the Board has concluded, that it is in the best interests of shareholders to liquidate the Fund.  In connection with this, the Board has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on August 28, 2009.  You are welcome, however, to redeem your shares before that date. The Fund has determined to waive any applicable redemption fee for shares redeemed on or after July 22, 2009.

Effective July 22, 2009, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective July 22, 2009, the Advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by August 28, 2009, will automatically be redeemed and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-800-618-7643 prior to August 25, 2009, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by August 26, 2009, your shares will be redeemed on August 28, 2009, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on August 28, 2009.

Please contact the Fund at 1-866-97RIGEL (1-866-977-4435) if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.